UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
     (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
     (Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: August 31
Date of reporting period: August 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

August 31, 2010

Annual
Report

Western Asset
New York Tax Free
Money Market Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II | Western Asset New York Tax Free Money Market Fund

Fund objectives

The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes*, preservation of capital and liquidity.

*

A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Consult your personal tax adviser or legal adviser.

Fund name change

Prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves. There was no change in the Fund’s investment objectives or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,
We are pleased to provide the annual report of Western Asset New York Tax Free Money Market Fund for the twelve-month reporting period ended August 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 24, 2010

Western Asset New York Tax Free Money Market Fund | III

Investment commentary

Economic review
While the overall U.S. economy continued to expand over the twelve months ended August 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Starting with August, the manufacturing sector has expanded thirteen consecutive months. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July. However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, July and August, more than 475,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 175,000, 54,000 and 54,000 jobs in June, July and

August, respectively. The unemployment rate also rose in August to 9.6%, versus 9.5% in July.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2%, 7.1% and 27% in May, June and July, respectively. Sales then rose 7.6% in August and the inventory of unsold homes was an 11.6 month supply at the current sales level, versus a 12.5 month supply in July. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.6% in July. This marked the fourth straight monthly increase following six consecutive months of declining prices.

Financial market overview
During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in September 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition, due to signs that economic growth was moderating toward the end of the reporting period, the Fed took further actions to spur the

IV | Western Asset New York Tax Free Money Market Fund

Investment commentary (cont’d)

economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Fixed-income market review
Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationviTreasuries during the first eight months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. However, there was another bout of risk aversion in August, given fears that the economy may slip back into a recession.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended August 31, 2010. When the period began, two- and ten-year Treasury yields were 0.97% and 3.40%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on August 31, 2010, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively — their lows for the reporting period. With the Fed keeping the federal funds rate at a historical low, the yields available from tax-free money market securities remained extremely low during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 30, 2010

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 1

Fund overview

Q. What is the Fund’s investment strategy?
A. The Fund seeks to provide shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

Under normal market conditions, the Fund invests at least 80% of its assets in short-term, high-quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”), and New York State and New York City personal income taxes (“New York municipal securities”). These municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand notes (“VRDNs”)i, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Under normal circumstances, the Fund may invest up to 20% of its assets in investments whose interest may be subject to the AMT, regular federal tax and/or New York State and New York City personal income taxes. The Fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?
A. During the twelve months ended August 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed during June and July. This turnaround occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for “an extended period.” Investors again favored the relative safety of Treasuries during August, given some disappointing economic data and fears of a double-dip recession.

The yields on two- and ten-year Treasuries began the fiscal year at 0.97% and 3.40%, respectively. Treasury yields fluctuated during the twelvemonth reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. During the period, two-year Treasury yields moved as high as 1.18% and ended the period at 0.47%, their low during the fiscal year. Ten-year Treasuries rose as high as 4.01% and ended the fiscal year at 2.47%, their low for the fiscal year as well.

Municipal bonds posted solid returns during the fiscal year. Although the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds was also strong, as investors were drawn to their attractive yields. All told, the Barclays

2 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Fund overview (cont’d)

Capital Municipal Bond Indexiii returned 9.78% for the twelve months ended August 31, 2010. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 9.18%.

New York’s legislature passed the state’s fiscal 2011 budget 125 days late. The state raised revenue through a variety of measures that included new taxes on businesses and ending a tax exemption on clothing sales. Together, those actions are expected to generate $1 billion. In addition, savings of $1.4 billion is projected to be realized by reducing school aid. The state expects to receive $2.8 billion in federal stimulus funds during fiscal year 2011. New York is first among the states to reduce the assumed rate of return on pension assets. The state now will assume that plan assets yield 7.5%, versus the previous rate of 8% that is widely used in public pension calculations. New York’s unemployment rate was 8.2% as of the end of July, down from 8.6% at the end of the first quarter of 2010.

Given continued historically low short-term interest rates, the yields available from tax-exempt money market securities remained very low during the fiscal year. It is also important to point out that the Securities and Exchange Commission (“SEC”) adopted amendments to Rule 2a-7 and certain other rules under the Investment Company Act of 1940 (the “1940 Act”) concerning the operation and regulation of money market funds. These new rules and amendments became effective May 5, 2010, unless otherwise specified in the rule release. The rule amendments and new rules, among other things, tighten portfolio credit quality, maturity and liquidity requirements for money market funds.

Q. How did we respond to these changing market conditions?
A. The municipal money market yield curvev remained relatively flat during the reporting period, meaning there were typically only small differences between the yields available from shorter-term municipal money market securities and their longer-term counterparts. Given this, we maintained our large allocation to VRDNs during the fiscal year.

However, at times we were able to capture incremental yields by opportunistically investing in high-quality tax-exempt commercial paper with three- to four-month maturities. We also selectively participated in a number of smaller issuances of municipal notes with nine- to twelve-month maturities that allowed the Fund to generate somewhat higher yields. These purchases served to lengthen the Fund’s weighted average maturity during the fiscal year.

We also pared the Fund’s exposure to VRDNs that were offered by second tier banks, which have less significant capitalizations than first tier banks. This was done for preservation of capital purposes, as well as in anticipation of the new SEC rules.

Performance review
As of August 31, 2010, the seven-day current yield for Western Asset NewYorkTax Free Money Market Fund was 0.01% and the seven-day effective yield, which reflects compounding, was 0.01%.1

Certain investors may be subject to the AMT, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Western Asset New York Tax Free Money Market Fund
Yields as of August 31, 2010 (unaudited)
Seven-Day Current Yield[1]	0.01%

Seven-Day Effective Yield[1]	0.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent current expense reimbursements and/or fee waivers, the seven-day current yield and the seven-day effective yield would have been -0.44%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 3

Q. What were the most significant factors affecting Fund performance?
A. The Fund held municipal notes, tax-exempt commercial paper and VRDNs. We maintained our strategy of generally investing in high-quality, top tier securities. This was done given our emphasis on maintaining liquidity and diversification, as safeguarding our shareholders’ investments remained paramount.

As previously discussed, due to the low interest rate environment and flat municipal money market yield curve, there were limited opportunities to generate significant incremental yields for the Fund during the reporting period. In addition, reducing the portfolio’s exposure to second tier VRDNs in order to comply with the SEC’s new regulations served to modestly temper the Fund’s yield.

Thank you for your investment in Western Asset New York Tax Free Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 14, 2010

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Variable rate demand notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of August 31, 2010 and August 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2010 and held for the six months ended August 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†	Expenses Paid During the Period[3]

0.01%	$1,000.00	$1,000.10	0.29%	$1.46

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†	Expenses Paid During the Period[3]

5.00%	$1,000.00	$1,023.74	0.29%	$1.48

[1]	For the six months ended August 31, 2010.
[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

†	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

6 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Schedule of investments
August 31, 2010

Western Asset New York Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Short-Term Investments — 100.0%

Education — 13.9%

Amherst, NY, Development Corp., Student Housing Facility Revenue, UBF Facility Student Housing Corp., LOC-HSBC Bank USA N.A.	0.280%	10/1/35	$2,000,000	$2,000,000	(a)(b)

Monroe County, NY, Industrial Development Agency Revenue, Monroe Community College, LOC-JPMorgan Chase	0.270%	1/15/32	5,430,000	5,430,000	(a)(b)

New York State Dormitory Authority Revenue:

Cornell University, SPA-HSBC Bank USA N.A.	0.230%	7/1/33	10,785,000	10,785,000	(a)(b)

Non-State Supported Debt, Rockefeller University, SPA-JPMorgan Chase	0.250%	7/1/32	27,000,000	27,000,000	(a)(b)

Non-State Supported Debt, Rockefeller University, SPA-JPMorgan Chase	0.250%	7/1/35	5,400,000	5,400,000	(a)(b)

Non-State Supported Debt, University of Rochester, LOC-Bank of America N.A.	0.270%	7/1/27	200,000	200,000	(a)(b)

Non-State Supported Debt, University of Rochester, LOC-JPMorgan Chase	0.270%	7/1/33	4,440,000	4,440,000	(a)(b)

Non-State Supported Debt, Wagner College, LOC-TD Bank N.A.	0.250%	7/1/38	3,970,000	3,970,000	(a)(b)

State Supported Debt, City University of New York, LOC-TD Bank N.A.	0.250%	7/1/31	2,600,000	2,600,000	(a)(b)

State Supported Debt, Cornell University, SPA-HSBC Bank USA N.A.	0.230%	7/1/33	100,000	100,000	(a)(b)

State Supported Debt, New York Public Library Astor Lenox & Tilden Foundations, LOC-TD Bank N.A.	0.270%	7/1/28	290,000	290,000	(a)(b)

Onondaga County, NY, Industrial Development Agency,
Civic Facility Revenue, Syracuse University Project,
LOC-JPMorgan Chase	0.270%	7/1/37	1,120,000	1,120,000	(a)(b)

Onondaga County, NY, Trust Cultural Resource Revenue,
Syracuse University Project, LOC-Bank of America N.A.	0.270%	12/1/29	3,600,000	3,600,000	(a)(b)

Suffolk County, NY, Industrial Development Agency,
Civic Facilities Revenue, Touro College Project,
LOC-JPMorgan Chase	0.250%	6/1/37	3,155,000	3,155,000	(a)(b)

Syracuse, NY, Industrial Development Agency, Civic Facility
Revenue, Syracuse University Project, LOC-JPMorgan Chase	0.250%	12/1/37	1,500,000	1,500,000	(a)(b)

Total Education				71,590,000

Finance — 4.5%

New York City, NY, TFA, Future Tax Secured, SPA-Citibank N.A.	0.230%	8/1/31	5,700,000	5,700,000	(a)(b)

New York City, NY, TFA Revenue, Subordinated, LIQ-Lloyds TSB Bank	0.270%	11/1/22	1,800,000	1,800,000	(a)(b)

New York City, NY, TFA, New York City Recovery Project Revenue:

SPA-Royal Bank of Canada	0.230%	11/1/22	10,325,000	10,325,000	(a)(b)

Subordinated, LIQ-Landesbank Hessen-Thuringen	0.240%	11/1/22	100,000	100,000	(a)(b)

Subordinated, LIQ-Landesbank Hessen-Thuringen	0.300%	11/1/22	1,415,000	1,415,000	(a)(b)

Subordinated, LIQ-Societe Generale	0.260%	11/1/22	650,000	650,000	(a)(b)

Subordinated, SPA-Royal Bank of Canada	0.240%	11/1/22	3,130,000	3,130,000	(a)(b)

Total Finance				23,120,000

General Obligation — 18.4%

Albany, NY, City School District, GO, BAN	1.500%	6/24/11	3,082,061	3,101,157

Albany, NY, GO, BAN	2.000%	7/8/11	8,119,480	8,202,922

Ardsley, NY, Union Free School District, GO, BAN	1.000%	9/15/10	525,000	525,065

Batavia, NY, City School District, GO	1.000%	12/30/10	800,000	800,366

Cairo Durham, NY, CSD, GO, BAN	1.500%	6/24/11	1,511,059	1,516,880

See Notes to Financial Statements.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 7

Western Asset New York Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

General Obligation — continued

Canandaigua, NY, City School District, GO, BAN	1.000%	6/30/11	$1,850,000	$1,851,867

Chenango, NY, GO, BAN	1.000%	2/24/11	300,000	300,258

Chittenango, NY, CSD, GO:

BAN	1.500%	6/30/11	800,000	802,416

BAN	1.500%	7/8/11	269,750	270,586

Commonwealth of Puerto Rico, GO:

AGM, SPA-Dexia Credit Local	0.290%	7/1/21	365,000	365,000	(a)(b)

LOC-Wells Fargo Bank N.A.	0.240%	7/1/34	800,000	800,000	(a)(b)

Public Improvement, AGM, LOC-Wells Fargo Bank N.A.	0.190%	7/1/32	3,530,000	3,530,000	(a)(b)

Public Improvement, AGM, SPA-Dexia Credit Local	0.290%	7/1/18	1,100,000	1,100,000	(a)(b)

Public Improvement, AGM, SPA-Dexia Credit Local	0.290%	7/1/21	6,700,000	6,700,000	(a)(b)

Public Improvement, AGM, SPA-Dexia Credit Local	0.190%	7/1/29	600,000	600,000	(a)(b)

Corning, NY, City School District, GO, BAN	1.250%	6/24/11	900,000	903,401

Downsville, NY, CSD, GO, BAN	1.750%	6/30/11	3,225,560	3,238,450

Dunkirk, NY, GO, BAN	1.500%	3/30/11	700,000	701,192

East Fishkill, NY, GO, BAN	1.250%	4/13/11	323,000	323,608

East Moriches, NY, Union Free School District, GO, TAN	1.500%	6/23/11	1,345,000	1,348,537

Edgemont, NY, Union Free School District of Greenburgh, GO, TAN	1.000%	1/14/11	700,000	701,047

Hampton Bays, NY, Union Free School District, GO, TAN	1.000%	6/23/11	1,800,000	1,804,616

Hendrick Hudson, NY, CSD, Westchester, GO, TAN	1.000%	6/24/11	500,000	501,049

Hilton, NY, CSD, GO:

BAN	1.250%	6/23/11	396,244	396,734

RAN	1.000%	10/29/10	700,000	700,198

Holland Patent, NY, CSD, GO, BAN	1.000%	9/23/10	455,000	455,048

Islip, NY, Union Free School District No. 002, GO, BAN	1.000%	3/25/11	805,000	806,976

Jordan-Elbridge, NY, CSD, GO, BAN	1.500%	6/24/11	304,374	304,738

Leray, NY, GO, BAN	1.500%	12/15/10	500,000	500,483

Livingston County, NY, GO, BAN	1.000%	2/11/11	500,000	500,687

Maine-Endwell, NY, CSD, GO, BAN	1.500%	6/29/11	2,165,000	2,178,105

Middletown, NY, GO, BAN	1.000%	2/24/11	100,000	100,057

Mount Pleasant, NY, CSD, GO, BAN	1.000%	11/5/10	600,000	600,326

New York City, NY, GO:

AGM, SPA-State Street Bank & Trust Co.	0.270%	8/1/23	180,000	180,000	(a)(b)

LOC-Dexia Credit Local	0.280%	1/1/36	220,000	220,000	(a)(b)

LOC-JPMorgan Chase	0.240%	8/15/20	300,000	300,000	(a)(b)

LOC-Royal Bank of Scotland	0.270%	9/1/35	1,700,000	1,700,000	(a)(b)

LOC-U.S. Bank N.A.	0.240%	4/1/38	500,000	500,000	(a)(b)

NATL, SPA-Bank of Nova Scotia	0.230%	8/15/11	1,960,000	1,960,000	(a)(b)

SPA-Calyon Bank	0.250%	12/1/32	3,500,000	3,500,000	(a)(b)

SPA-Wells Fargo Bank N.A.	0.200%	4/1/32	1,700,000	1,700,000	(a)(b)

Subordinated, LOC-Bank of America	0.250%	4/1/36	100,000	100,000	(a)(b)

Subordinated, LOC-Bank of New York	0.240%	3/1/34	100,000	100,000	(a)(b)

Subordinated, LOC-JPMorgan Chase	0.240%	8/1/18	1,700,000	1,700,000	(a)(b)

New York, NY, GO:

AGM, SPA-State Street Bank & Trust Co.	0.270%	8/1/20	245,000	245,000	(a)(b)

Subordinated, LOC-Dexia Credit Local	0.280%	3/1/34	4,000,000	4,000,000	(a)(b)

See Notes to Financial Statements.

8 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Schedule of investments (cont’d)
August 31, 2010

Western Asset New York Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

General Obligation — continued

North Shore, NY, CSD, GO, TAN	1.250%	6/23/11	$1,125,000	$1,130,594

Olean, NY, City School District, GO, BAN	1.500%	6/22/11	460,000	461,067

Orangetown, NY, GO, BAN	1.500%	12/7/10	1,450,000	1,454,026

Oswego, NY, City School District, GO, BAN	1.000%	8/26/11	8,000,000	8,021,088

Owego Town, NY, GO, BAN	1.000%	1/27/11	800,000	800,241

Rotterdam-Mohonasen, NY, CSD, GO, BAN	1.500%	7/8/11	3,999,080	4,026,048

Sandy Creek, NY, CSD, GO, BAN	1.500%	7/8/11	700,000	701,522

Saratoga County, NY, GO, BAN	1.250%	7/19/11	1,525,000	1,533,123

Seaford, NY, Union Free School District, GO, BAN	1.250%	7/14/11	4,600,000	4,626,125

Sherburne Earleville, NY, CSD, GO, BAN	1.750%	6/30/11	552,022	554,639

Sherburne Earlville, NY, CSD, GO, BAN	1.500%	6/30/11	1,623,525	1,629,642

Sleepy Hollow, NY, GO, BAN	1.000%	8/12/11	900,000	902,526

Stony Point, NY, GO, BAN	1.500%	6/15/11	246,289	247,112

Susquehanna Valley, NY, CSD, GO, BAN	1.250%	7/29/11	1,450,000	1,454,681

Tarrytown, NY, GO, BAN	1.500%	5/26/11	1,525,000	1,535,308

Tonawanda, NY, GO, BAN	1.250%	6/16/11	494,000	495,079

Valley CSD of Montgomery, NY, GO, BAN	1.000%	2/25/11	400,000	400,615

West Hempstead, NY, Union Free School District, GO, TAN	1.000%	6/24/11	2,500,000	2,507,446

Total General Obligation				95,217,651

Health Care — 3.8%

Cohoes, NY, Industrial Development Agency, Urban Cultural Park
Facility Revenue, Eddy Cohoes Project, LOC-Bank of America N.A.	0.320%	12/1/33	4,400,000	4,400,000	(a)(b)

New York City, NY, Health & Hospital Corp. Revenue,
LOC-JPMorgan Chase	0.280%	2/15/26	300,000	300,000	(a)(b)

New York State Dormitory Authority Revenue:

Mental Health Services, SPA-HSBC Bank USA	0.260%	2/15/31	6,000,000	6,000,000	(a)(b)

Non-State Supported Debt, Northern Westchester Association,
LOC-TD Bank N.A.	0.250%	11/1/34	3,950,000	3,950,000	(a)(b)

Tompkins County, NY, Industrial Development Agency Revenue,
Civic Facility, Ithacare Center Co., LOC-Bank of America N.A.	0.310%	2/1/37	3,325,000	3,325,000	(a)(b)

Westchester County, NY, Industrial Development Agency,
Civic Facility Revenue, Northern Westchester Hospital Association,

LOC-Commerce Bank N.A.	0.270%	11/1/24	1,900,000	1,900,000	(a)(b)

Total Health Care				19,875,000

Housing: Multi-Family — 20.4%

New York City, NY, HDC, MFH Rent Revenue, James Tower
Development, FNMA, LIQ-FNMA	0.270%	6/15/32	13,455,000	13,455,000	(a)(b)

New York City, NY, HDC, MFH Revenue:

3463 Third Avenue Realty LLC, LOC-Citibank N.A.	0.310%	7/1/37	1,900,000	1,900,000	(a)(b)(c)

LIQ-Dexia Credit Local	0.310%	11/1/42	4,250,000	4,250,000	(a)(b)(c)

New York City, NY, HDC, Multi-Family Mortgage Revenue:

20 Exchange Place, LOC-Landesbank Hessen-Thuringen	0.320%	6/1/39	8,205,000	8,205,000	(a)(b)

201 Pearl Street Development, LIQ-FNMA	0.270%	10/15/41	7,200,000	7,200,000	(a)(b)

Markham Gardens Apartments, LOC-Citibank N.A.	0.290%	1/1/40	7,000,000	7,000,000	(a)(b)(c)

Susans Court, LOC-Citibank N.A.	0.300%	11/1/39	1,000,000	1,000,000	(a)(b)(c)

New York City, NY, HDC, Related Monterey, LIQ-FNMA	0.270%	11/15/19	7,600,000	7,600,000	(a)(b)

New York State HFA, 10 Liberty, FHLMC, LIQ-FHLMC	0.280%	5/1/35	1,600,000	1,600,000	(a)(b)

See Notes to Financial Statements.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 9

Western Asset New York Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Housing: Multi-Family — continued

New York State Housing Finance Agency Revenue:

320 West 38th Street, LOC-Wells Fargo Bank N.A.	0.280%	5/1/42	$5,000,000	$5,000,000	(a)(b)

345 East 94th Street Associates LLC, LIQ-FHLMC	0.290%	11/1/30	300,000	300,000	(a)(b)(c)

350 West 43rd Street Housing, LOC-Landesbank
Hessen-Thuringen	0.350%	11/1/34	300,000	300,000	(a)(b)(c)

600 West 42nd Street, LOC-Bank of New York	0.300%	11/1/41	2,800,000	2,800,000	(a)(b)(c)

80 DeKalb Avenue Housing, LOC-Wells Fargo Bank N.A.	0.280%	5/1/42	5,100,000	5,100,000	(a)(b)

Admiral Halsey Senior Apartments, LOC-Citibank N.A.	0.300%	5/1/37	3,750,000	3,750,000	(a)(b)(c)

Normandie Court I Project, LOC-Landesbank
Hessen-Thuringen Girozentrale	0.290%	5/15/15	100,000	100,000	(a)(b)

Ocean Park Apartments Housing, LIQ-FNMA	0.300%	5/15/35	4,000,000	4,000,000	(a)(b)(c)

Prospect Plaza Apartments, LOC-Citibank N.A.	0.320%	11/1/39	275,000	275,000	(a)(b)(c)

Remeeder Houses, LOC-Citibank N.A.	0.300%	5/1/39	4,275,000	4,275,000	(a)(b)(c)

Shore Hill Housing Associates LP, LIQ-FHLMC	0.270%	5/1/45	2,615,000	2,615,000	(a)(b)

Tribeca Green Housing LLC, LOC-Landesbank
Hessen-Thuringen	0.260%	11/1/36	7,700,000	7,700,000	(a)(b)

New York State Housing Finance Agency Service,
Contract Revenue, LOC-Bank of America N.A.	0.280%	9/15/21	4,700,000	4,700,000	(a)(b)

New York State Housing Finance Agency, Historic Front Street,
LOC-Landesbank Hessen-Thuringen	0.270%	11/1/36	1,900,000	1,900,000	(a)(b)

New York, NY, HDC, MFH Revenue, 90 West St., LIQ-FNMA	0.270%	3/15/36	3,370,000	3,370,000	(a)(b)

New York, NY, HDC, Mortgage Revenue, The Crest,
LOC-Landesbank Hessen-Thuringen	0.320%	12/1/36	6,800,000	6,800,000	(a)(b)

Total Housing: Multi-Family				105,195,000

Housing: Single Family — 4.9%

New York State Housing Finance Agency Revenue:

10 Barclay Street, LIQ-FNMA	0.270%	11/15/37	100,000	100,000	(a)(b)

188 Ludlow Street Housing, LOC-Landesbank Hessen-Thuringen	0.360%	11/1/38	6,000,000	6,000,000	(a)(b)(c)

316 11th Avenue Housing, LIQ-FNMA	0.270%	5/15/41	2,325,000	2,325,000	(a)(b)

505 West 37th St., LOC-Landesbank Hessen-Thuringen	0.350%	5/1/42	2,300,000	2,300,000	(a)(b)(c)

Victory Housing, LIQ-FHLMC	0.280%	11/1/33	1,300,000	1,300,000	(a)(b)(c)

West 37th Street, LOC-Landesbank Hessen-Thuringen	0.300%	5/1/42	6,700,000	6,700,000	(a)(b)

New York State Housing Finance Agency Service, Contract
Revenue, Refunding, LOC-Landesbank Hessen-Thuringen	0.300%	3/15/31	200,000	200,000	(a)(b)

New York State Mortgage Agency Revenue, Homeowner
Mortgage, SPA-Dexia Credit Local	0.310%	4/1/37	2,800,000	2,800,000	(a)(b)(c)

Ramapo, NY, Housing Authority Revenue, Spring Valley Homes
Redevelopment Project LLC, LIQ-FNMA	0.300%	12/15/38	3,400,000	3,400,000	(a)(b)(c)

Total Housing: Single Family				25,125,000

Industrial Revenue — 6.7%

Albany, NY, Industrial Development Agency, Civic Facility Revenue,
Living Residential Corporation Project, LOC-HSBC Bank USA N.A.	0.270%	2/1/37	1,540,000	1,540,000	(a)(b)

Hempstead, NY, IDA Revenue, Refunding, Trigen Nassau Energy,
LOC-Societe Generale	0.320%	9/15/15	5,450,000	5,450,000	(a)(b)(c)

Monroe County, NY, Industrial Development Agency,
Civic Facility Revenue, Cherry Ridge Assisted Living,
LOC-HSBC Bank USA N.A.	0.240%	1/1/35	2,000,000	2,000,000	(a)(b)

New York City, NY, Industrial Development Agency Revenue,
FC Hanson Office Associates LLC, LOC-ING Bank NV,
Lloyds TSB Bank PLC	0.280%	12/1/39	2,400,000	2,400,000	(a)(b)

See Notes to Financial Statements.

10 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Schedule of investments (cont’d)
August 31, 2010

Western Asset New York Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Industrial Revenue — continued

New York City, NY, Industrial Development Agency, Civic Facility Revenue:

Auditory, Oral School Project, LOC-Wells Fargo Bank N.A.	0.280%	12/1/32	$1,660,000	$1,660,000	(a)(b)

Grace Church School Project, LOC-Wells Fargo Bank N.A.	0.260%	6/1/36	5,900,000	5,900,000	(a)(b)

Oneida County, NY, Industrial Development Agency, Civic Facility Revenue, Mohawk Valley, St. Lukes, LOC-Bank of America N.A.	0.320%	6/1/31	1,305,000	1,305,000	(a)(b)

Rockland County, NY, IDA, IDR, Intercos America Inc. Project, LOC-HSBC Bank USA N.A.	0.450%	1/1/21	3,120,000	3,120,000	(a)(b)(c)

Rockland County, NY, Industrial Development Agency, Civic Facility Revenue, Rockland Jewish Community Center Corp., LOC-Wells Fargo Bank N.A.	0.240%	12/1/32	5,875,000	5,875,000	(a)(b)

Suffolk County, NY, IDA, IDR, Spellman/Merrill Realty, LOC-HSBC Bank USA N.A.	0.450%	12/1/20	2,660,000	2,660,000	(a)(b)(c)

Trust for Cultural Resources, NYC Revenue, WNYC Radio Inc., LOC-Wells Fargo Bank N.A.	0.240%	4/1/26	2,950,000	2,950,000	(a)(b)

Total Industrial Revenue				34,860,000

Life Care Systems — 0.3%

New York State Dormitory Authority Revenue, Catholic Health System Obligation, LOC-HSBC Bank USA	0.290%	7/1/25	1,450,000	1,450,000	(a)(b)

Miscellaneous — 0.9%

New York City, NY, Capital Resources Corp. Revenue, Loan Enhanced Assistance, LOC-Bank of America N.A.	0.260%	3/1/38	1,890,000	1,890,000	(a)(b)

New York State Urban Development Corp. Revenue, SPA-Dexia Credit Local	0.310%	3/15/33	3,000,000	3,000,000	(a)(b)

Total Miscellaneous				4,890,000

Public Facilities — 4.7%

New York City, NY, Trust for Cultural Resources Revenue:

American Museum of Natural History, SPA-Bank of America N.A.	0.230%	4/1/27	900,000	900,000	(a)(b)

American Museum of Natural History, SPA-Bank of America N.A.	0.240%	4/1/27	3,000,000	3,000,000	(a)(b)

American Museum of Natural History, SPA-Wells Fargo Bank N.A.	0.240%	4/1/44	12,000,000	12,000,000	(a)(b)

Asia Society, LOC-JPMorgan Chase	0.230%	4/1/30	175,000	175,000	(a)(b)

Lincoln Center for the Performing Arts Inc., LOC-Bank of America N.A.	0.230%	12/1/35	775,000	775,000	(a)(b)

Manhattan School of Music, LOC-Wells Fargo Bank N.A.	0.240%	10/1/29	300,000	300,000	(a)(b)

New York State Dormitory Authority Revenue, Metropolitan Museum of Art	0.210%	7/1/15	7,150,000	7,150,000	(a)(b)

Total Public Facilities				24,300,000

Solid Waste/Resource Recovery — 0.3%

Rockland County, NY, Solid Waste Management Authority, BAN	0.800%	8/1/11	1,330,000	1,330,000

Tax Allocation — 3.9%

Nassau County, NY, Interim Finance Authority:

Sales Tax Secured, SPA-BNP Paribas	0.260%	11/15/14	2,500,000	2,500,000	(a)(b)

Sales Tax Secured, SPA-BNP Paribas	0.290%	11/15/15	3,815,000	3,815,000	(a)(b)

Sales Tax Secured, SPA-BNP Paribas	0.260%	11/15/25	13,950,000	13,950,000	(a)(b)

Total Tax Allocation				20,265,000

See Notes to Financial Statements.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 11

Western Asset New York Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Transportation — 6.7%

MTA of New York Revenue:

LOC-BNP Paribas	0.260%	11/1/35	$1,200,000	$1,200,000	(a)(b)

LOC-BNP Paribas	0.270%	11/1/35	10,600,000	10,600,000	(a)(b)

MTA, NY Dedicated Tax Fund:

AGM, SPA-Dexia Credit Local	0.320%	11/1/31	200,000	200,000	(a)(b)

LOC-KBC Bank NV	0.260%	11/1/34	70,000	70,000	(a)(b)

LOC-Lloyds TSB Bank PLC	0.260%	11/1/34	1,400,000	1,400,000	(a)(b)

LOC-Scotiabank	0.260%	11/1/34	900,000	900,000	(a)(b)

MTA, NY, Revenue:

AGM, SPA-Dexia Credit Local	0.300%	11/1/32	2,700,000	2,700,000	(a)(b)

Dedicated Tax, AGM, SPA-Dexia Credit Local	0.390%	11/1/22	2,300,000	2,300,000	(a)(b)

MTA, NY, TECP:

BAN, LOC-ABN AMRO Bank N.V.	0.370%	9/16/10	3,700,000	3,700,000

BAN, LOC-ABN AMRO Bank N.V.	0.330%	11/8/10	4,400,000	4,400,000

New York State Thruway Authority Service Contract Revenue, Local Highway & Bridge	5.500%	4/1/11	250,000	256,995

Triborough Bridge & Tunnel Authority, NY, Revenue:

Refunding, Gem Subordinated, SPA-Bank of America	0.290%	1/1/32	2,475,000	2,475,000	(a)(b)

SPA-ABN AMRO Bank N.V.	0.270%	11/1/32	2,800,000	2,800,000	(a)(b)

SPA-Dexia Credit Local	0.310%	1/1/33	1,645,000	1,645,000	(a)(b)

Total Transportation				34,646,995

Utilities — 4.8%

Long Island Power Authority, NY, Electric System Revenue:

AGM, SPA-Dexia Credit Local	0.300%	12/1/29	8,415,000	8,415,000	(a)(b)

AGM, SPA-Dexia Credit Local	0.320%	12/1/29	4,000,000	4,000,000	(a)(b)

Long Island, NY, Power Authority Electric System Revenue, AGM, SPA-Dexia Credit Local	0.310%	12/1/29	2,100,000	2,100,000	(a)(b)

New York State Power Authority, TECP:

LOC-JPMorgan Chase, Bank of Nova Scotia, State Street Bank & Trust Co., BNP Paribas, Bank of New York	0.330%	9/8/10	1,700,000	1,700,000

LOC-JPMorgan Chase, Bank of Nova Scotia, State Street Bank & Trust Co., BNP Paribas, Bank of New York	0.300%	9/9/10	1,500,000	1,500,000

LOC-JPMorgan Chase, Bank of Nova Scotia, State Street Bank & Trust Co., BNP Paribas, Bank of New York	0.340%	9/14/10	760,000	760,000

LOC-JPMorgan Chase, Bank of Nova Scotia, State Street Bank & Trust Co., BNP Paribas, Bank of New York	0.370%	11/4/10	700,000	700,000

LOC-JPMorgan Chase, Bank of Nova Scotia, State Street Bank & Trust Co., BNP Paribas, Bank of New York	0.300%	11/9/10	900,000	900,000

LOC-JPMorgan Chase, Bank of Nova Scotia, State Street Bank & Trust Co., BNP Paribas, Bank of New York	0.310%	11/10/10	4,900,000	4,900,000

Total Utilities				24,975,000

Water & Sewer — 5.8%

New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:

Second General Resolution, SPA-Bank of Nova Scotia	0.270%	6/15/38	1,400,000	1,400,000	(a)(b)

Second General Resolution, SPA-Fortis Bank S.A.	0.200%	6/15/36	9,100,000	9,100,000	(a)(b)

SPA-Dexia Credit Local	0.270%	6/15/33	8,600,000	8,600,000	(a)(b)

SPA-Lloyds TSB Bank PLC	0.240%	6/15/24	4,800,000	4,800,000	(a)(b)

See Notes to Financial Statements.

12 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Schedule of investments (cont’d)
August 31, 2010

Western Asset New York Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Water & Sewer — continued

Suffolk County, NY, Water Authority, BAN, SPA-Bank of Nova Scotia	0.250%	1/15/13	$6,000,000	$6,000,000	(a)(b)

Total Water & Sewer				29,900,000

Total Investments — 100.0% (Cost — $516,739,646#)				516,739,646

Other Assets in Excess of Liabilities — 0.0%				83,762

Total Net Assets — 100.0%				$516,823,408

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.
(b)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CSD	— Central School District
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
RAN	— Revenue Anticipation Notes
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TAN	— Tax Anticipation Notes
TECP	— Tax Exempt Commercial Paper
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 13

Western Asset New York Tax Free Money Market Fund

Ratings Table† (unaudited)
S&P/Moody’s/Fitch‡

A-1	63.5%

VMIG 1	23.4

SP-1	0.6

AA/Aa	0.5

MIG 1	0.3

A	0.2

NR	11.5

100.0%

†	As a percentage of total investments.
‡

S&P primary rating; Moody’s secondary. The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of the NRSROs and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower.

See pages 14 through 16 for definitions of ratings.

See Notes to Financial Statements.

14 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus
(-) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C	—

Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect of recovery for principal and interest.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 15

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—

Bonds rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Bonds rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Bonds rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Bonds rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB, B, CCC CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B” and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—

Bonds rated “D” indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

NR	—	indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issuer Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

16 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Short-term security ratings (unaudited) (cont’d)

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a demand feature—VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Obligation Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Security Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 17

Statement of assets and liabilities
August 31, 2010

Assets:

Investments, at value	$516,739,646

Cash	86,163

Interest receivable	268,574

Receivable from investment manager	2,783

Receivable for Fund shares sold	1,855

Prepaid expenses	20,762

Total Assets	517,119,783

Liabilities:

Distribution fees payable	108,476

Payable for Fund shares repurchased	100,088

Distributions payable	3,524

Trustees’ fees payable	1,838

Accrued expenses	82,449

Total Liabilities	296,375

Total Net Assets	$516,823,408

Net Assets:

Par value (Note 4)	$5,168

Paid-in capital in excess of par value	516,877,759

Overdistributed net investment income	(45,171)

Accumulated net realized loss on investments	(14,348)

Total Net Assets	$516,823,408

Shares Outstanding	516,792,778

Net Asset Value	$1.00

See Notes to Financial Statements.

18 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Statement of operations
For the Year Ended August 31, 2010

Investment Income:

Interest	$1,503,884

Expenses:

Investment management fee (Note 2)	2,315,276

Distribution fees (Note 2)	1,286,264

Litigation fees (Notes 2 and 7)	202,266

Legal fees	69,709

Shareholder reports	57,303

Treasury Guarantee Program fees (Note 8)	52,244

Registration fees	40,454

Audit and tax	34,194

Transfer agent fees	24,976

Insurance	14,320

Trustees’ fees	8,292

Custody fees	3,882

Miscellaneous expenses	6,446

Total Expenses	4,115,626
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,663,189)

Net Expenses	1,452,437

Net Investment Income	51,447

Net Realized Loss on Investment Transactions	(6,300)

Increase in Net Assets From Operations	$45,147

See Notes to Financial Statements.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 19

Statements of changes in net assets

For the Years Ended August 31,	2010	2009

Operations:

Net investment income	$51,447	$5,334,711

Net realized loss	(6,300)	(7,136)

Increase in Net Assets From Operations	45,147	5,327,575

Distributions to Shareholders from (Note 1):

Net investment income	(51,447)	(5,334,709)

Decrease in Net Assets From Distributions to Shareholders	(51,447)	(5,334,709)

Fund Share Transactions (Note 4):

Net proceeds from sale of shares	554,827,515	809,531,518

Reinvestment of distributions	9,701	936,241

Cost of shares repurchased	(566,167,670)	(1,265,156,023)

Decrease in Net Assets From Fund Share Transactions	(11,330,454)	(454,688,264)

Decrease in Net Assets	(11,336,754)	(454,695,398)

Net Assets:

Beginning of year	528,160,162	982,855,560

End of year*	$516,823,408	$528,160,162

*Includes (overdistributed) undistributed net investment income, respectively, of:	$(45,171)	$44,978

See Notes to Financial Statements.

20 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000 [1]	0.006	0.019	0.030	0.025

Net realized gain (loss)[1]	(0.000)	(0.000)	(0.000)	0.000	(0.000)

Total income from operations	0.000 [1]	0.006	0.019	0.030	0.025

Less distributions from:
Net investment income	(0.000)[1]	(0.006)	(0.019)	(0.030)	(0.025)

Net realized gains	—	—	(0.000)[1]	—	(0.000)[1]

Total distributions	(0.000)[1]	(0.006)	(0.019)	(0.030)	(0.025)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.01%	0.64%	1.95%	3.01%	2.52%

Net assets, end of year (000s)	$516,823	$528,160	$982,856	$1,002,749	$970,321

Ratios to average net assets:
Gross expenses[4]	0.80%[3]	0.80%[3]	0.74%	0.76%[5]	0.79%

Net expenses[6,7,8]	0.28 [3,9]	0.64 [3,9]	0.65	0.65 [5]	0.65

Net investment income	0.01	0.78	1.92	2.97	2.49

[1]	Amount represents less than $0.0005 per share.
[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.79% and 0.27% for the year ended August 31, 2010, respectively, and 0.75% and 0.59% for the year ended August 31, 2009, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.76%, 0.79%, 0.73%, 0.74% and 0.75% for the years ended August 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.76% and 0.65%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.
[7]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.65%. Effective December 1, 2010, the expense limitation will be 0.75% until December 31, 2011.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[9]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

See Notes to Financial Statements.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 21

Notes to financial statements

1. Organization and significant accounting policies
Western Asset New York Tax Free Money Market Fund (formerly known as Western Asset / CitiSM New York Tax Free Reserves) (the “Fund”) is a separate non-diversified series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-term investments†	—	$516,739,646	—	$516,739,646

†See Schedule of Investments for additional detailed categorizations.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New York.

(c) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial

22 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Notes to financial statements (cont’d)

institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions on the shares of the Fund are declared each business day, as of 12:00 noon Eastern Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Paid-in Capital

(a)	$(90,149)	$90,149

(a) Reclassifications are primarily due to tax exempt income retained by the Fund and expenses deducted for book not for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 23

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.450%

Next $1 billion	0.425

Next $3 billion	0.400

Next $5 billion	0.375

Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average daily net assets of the Fund will not exceed 0.65% until November 30, 2010. Effective December 1, 2010, the expense limitation will be 0.75%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield of 0.01%. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

During the year ended August 31, 2010, fees waived and/or expenses reimbursed amounted to $2,460,923. In addition, during the year ended August 31, 2010, the Fund was reimbursed for litigation fees amounting to $202,266 as described in Note 7.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund has adopted a Rule 12b-1distribution plan and under that plan, the Fund pays a distribution fee at the annual rate not to exceed 0.25% of the Fund’s average daily net assets. Distribution fees are accrued daily and paid monthly.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2010, the Fund did not invest in derivative instruments and does not have any intention to do so in the future.

4. Shares of beneficial interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value $0.00001 per share.

24 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Notes to financial statements (cont’d)

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

5. Income tax information and distributions to shareholders
Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date

Daily 9/30/2010		$0.000008

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2010	2009

Distributions Paid From:

Tax-exempt income	$51,447	$5,334,709

As of August 31, 2010, there were no significant differences between the book and the tax components of net assets.

As of August 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

8/31/2016	$(912)

8/31/2018	(7,136)

$(8,048)

These amounts will be available to offset any future taxable capital gains.

6. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 25

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

7. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7,

26 | Western Asset New York Tax Free Money Market Fund 2010 Annual Report

Notes to financial statements (cont’d)

2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

8. Treasury guarantee
The Fund elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guaranteed the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 were eligible to participate in the guarantee. Those shareholders were able to purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee could not have exceeded the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increased after September 19, 2008, the amount of the increase would not have been covered by the guarantee.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department had further extended the Guarantee Program through September 18, 2009. The Fund elected to participate in these extensions.

In order to participate in the Guarantee Program during the initial term, the Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008. The fee for participation in each extension was 0.015%. These fees were not covered by any expense cap that was in effect at the time.

The Guarantee Program expired as of the close of business on September 18, 2009.

9. Regulatory matter
The Securities and Exchange Commission (“SEC”) adopted amendments to Rule 2a-7 and certain other rules under the 1940 Act concerning the operation and regulation of money market funds. These new rules and amendments became effective May 5, 2010, unless otherwise specified in the rule release. The rule amendments and new rules, among other things, tighten portfolio credit quality, maturity and liquidity requirements for money market funds. None of these changes in regulation affect the financial statements.

Western Asset New York Tax Free Money Market Fund 2010 Annual Report | 27

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset New York Tax Free Money Market Fund (formerly Western Asset / CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset New York Tax Free Money Market Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 20, 2010

28 | Western Asset New York Tax Free Money Market Fund

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset New York Tax Free Money Market Fund (formerly known as Western Asset / CitiSM New York Tax Free Reserves) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-625-4554 or 1-212-857-8181.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years

Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (200 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Western Asset New York Tax Free Money Market Fund | 29

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

30 | Western Asset New York Tax Free Money Market Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years

Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Western Asset New York Tax Free Money Market Fund | 31

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years

Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951

Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of funds in fund complex overseen by Trustee	135

Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker

Legg Mason
620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

32 | Western Asset New York Tax Free Money Market Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Additional Officers cont’d

John Chiota

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1968

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2007 and 2008

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1954

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1965

Position(s) with Trust	Chief Financial Officer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Western Asset New York Tax Free Money Market Fund | 33

Additional Officers cont’d

David Castano

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1971

Position(s) with Trust	Treasurer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Jeanne M. Kelly

Legg Mason
620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.
[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

34 | Western Asset New York Tax Free Money Market Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2010 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Western Asset
New York Tax Free Money Market Fund

Trustees
Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager
Legg Mason Partners Fund Advisor, LLC

Subadviser
Western Asset Management Company

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Independent registered public accounting firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Western Asset New York Tax Free Money Market Fund
The Fund is a separate investment series of the Legg Mason Partners Money Market Trust, a Maryland statutory trust.

Western Asset New York Tax Free Money Market Fund
Legg Mason Funds
55 Water Street
New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554 or 1-212-857-8181.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-625-4554 or 1-212-857-8181, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset New York Tax Free Money Market Fund.
This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors
©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC
FDXX010345 10/10 SR10-1200

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2009 and August 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $258,935 in 2009 and $225,725 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $975 in 2009 and $58,400 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Money Market Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,600 in 2009 and $26,750 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust.

There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.		AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.		SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	October 27, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	October 27, 2010

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date:	October 27, 2010